Exhibit 9

                               Powers of Attorney

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John H. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to the registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney in New York, New York of the 5th day of April, 2002.


                                               /s/Marilyn E. LaMarche
                                               --------------------------------
                                               Marilyn E. LaMarche

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John H. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to the registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney in New Canaan, Connecticut of the 6 day of April, 2002.


                                              /s/ John W. Johnstone, Jr.
                                              ---------------------------------
                                              John W. Johnstone, Jr.

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John H. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to the registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney in Buffalo, New York of the 5th day of April, 2002.


                                               /s/Sal H. Alfiero
                                               --------------------------------
                                               Sal H. Alfiero

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John H. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to the registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney in Old Brookville, New York of the 6 day of April, 2002.


                                              /s/Robert F. Vizza, Ph.D.
                                              ---------------------------------
                                              Robert F. Vizza, Ph.D.

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John H. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to the registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney in Stamford, Connecticut of the 8 day of April, 2002.


                                               /s/Ann Maynard Gray
                                               --------------------------------
                                               Ann Maynard Gray

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John H. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to the registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney in Charlotte, North Carolina of the 5th day of April, 2002.


                                            /s/Peter C. Browning
                                            -----------------------------------
                                            Peter C. Browning

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John H. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to the registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney in Farmington, Connecticut of the 4th day of April, 2002.


                                                 /s/Sanford Cloud, Jr.
                                                 ------------------------------
                                                 Sanford Cloud, Jr.

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John H. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to the registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney in New York, New York of the 4th day of April, 2002.


                                               /s/Thomas S. Johnson
                                               --------------------------------
                                               Thomas S. Johnson

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John H. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to the registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney in Hartford, Connecticut of the 4 day of April, 2002.


                                                 /s/Dona D. Young
                                                 -------------------------------
                                                 Dona D. Young

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John H. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to the registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney in Hartford, Connecticut of the 5th day of April, 2002.


                                               /s/Philip R. McLoughlin
                                               ---------------------------------
                                               Philip R. McLoughlin

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John H. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to the registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney in Hartford, Connecticut of the 4th day of April, 2002.


                                                /s/Robert W. Fiondella
                                                --------------------------------
                                                Robert W. Fiondella

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John H. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to the registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney in New York, New York of the 15th day of April, 2002.


                                                  /s/John E. Haire
                                                  ------------------------------
                                                  John E. Haire

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John H. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to the registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney in West Hartford, Connecticut of the 25th day of April, 2002.


                                                 /s/Arthur P. Byrne
                                                 -------------------------------
                                                 Arthur P. Byrne

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John M. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power or attorney in Key Biscayne, FL of the 1st day of July 2002.


                                            /s/ Robert G. Wilson
                                            -----------------------------------
                                            Robert G. Wilson

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John M. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power or attorney in Cambridge, MA of the 2 day of July 2002.


                                            /s/ Richard N. Cooper
                                            ----------------------------------
                                            Richard N. Cooper, Ph.D.

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John M. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power or attorney in New York, NY of the 1st day of July 2002.

                                            /s/ Gordon J. Davis
                                            -----------------------------------
                                            Gordon J. Davis, Esq.

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John M. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power or attorney in Washington, DC of the 1 day of July 2002.

                                            /s/ Jerry J. Jasinowski
                                            ------------------------------------
                                            Jerry J. Jasinowski

                                POWER OF ATTORNEY

         The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John M. Beers, Carole A. Masters, Tracy L. Rich and Richard J. Wirth as my true and lawful attorney and agent, and each of them, with full power to act with the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by Phoenix Life Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

         We hereby further revoke any and all powers of attorney previously given to us with respect to said Phoenix Life Insurance Company, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this power or attorney in New York, NY of the 9th day of July 2002.


                                            /s/ J. Carter Bacot
                                            -----------------------------------
                                            J. Carter Bacot